Federated Insurance Series
Federated Managed Tail Risk II
Primary Shares
Service Shares
Federated Managed Volatility Fund II

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
1. A Special Meeting of Shareholders of Federated Managed Tail Risk II (IFMTR) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 AM (Eastern Time), on August 3, 2018, for the following purpose:
To approve or disapprove a proposed Agreement and Plan of Reorganization, pursuant to which Federated Managed Volatility Fund II (IFMVF) would acquire all, or substantially all, of the assets of IFMTR in exchange for Primary Shares and Service Shares of IFMVF to be distributed pro rata by IFMTR to its shareholders of Primary Shares and Service Shares, respectively, in a complete liquidation and dissolution of IFMTR (the “Reorganization”).
The Agreement and Plan of Reorganization was reviewed and approved by the Board of Trustees (“Board”) of Federated Insurance Series at a meeting held on November 16, 2017. The Board's approval of the Agreement and Plan of Reorganization is subject to further approval by IFMTR's shareholders. IFMTR anticipates filing a prospectus/proxy statement, which will be mailed to shareholders of IFMTR on or about June 28, 2018.
The Board has fixed May 31, 2018, as the record date for determination of shareholders entitled to vote at the Special Meeting. Holders of shares purchased after this date will not be entitled to vote at the meeting. Assuming shareholder approval is obtained, the Reorganization is expected to occur after the close of business on or about August 17, 2018. At the time of the Reorganization, it is anticipated that IFMTR will transfer most, if not all, of its then existing portfolio to IFMVF.
The estimated expenses associated with the Reorganization to be borne by IFMTR, including those related to direct proxy expenses and brokerage fees, will be provided in the forthcoming prospectus/proxy statement.
2. In addition, in order to facilitate the Reorganization, the Board has approved the designation of the existing share class of IFMVF (previously undesignated) as Primary Shares and the addition of a new share class of Service Shares. With respect to the designation of the existing IFMVF shares as Primary Shares, there will be no changes to the services provided, the features and privileges of the share class, or its expense ratio as a result of the designation. IFMVF expects these share class changes to be effective on or about April 26, 2018. IFMVF shareholder approval of the designation of the existing shares as Primary Shares and the addition of the Service Share class is not required.
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To the extent that Federated Investors, Inc., one of its subsidiaries, or its officers and directors, may be deemed to be participants in the solicitation of proxies from shareholders of the Fund in connection with the proposed proxy statement, additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed proxy statement will be included in, or incorporated into the proxy statement that the Fund intends to file with the Securities and Exchange Commission (SEC).
The foregoing is not an offer to sell, nor a solicitation to buy, shares of any acquiring fund, nor is it a solicitation of any proxy. Shareholders of the Fund, as of May 31, 2018, will be receiving a Prospectus/Proxy Statement, or an “Important Notice Regarding the Availability of Proxy Materials,” that provides additional information regarding the proposed reorganization. The Prospectus/Proxy Statement, and any other documents filed by the Fund with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov or at the Fund's website at FederatedInvestors.com. Investors should read the Prospectus/Proxy Statement carefully before making any voting decision, because it contains important information.
February 2, 2018

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454253 (2/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.